Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned, in his capacity as Chief Executive Officer and Chief Financial Officer, respectively, of Firstgold Corp. (the “Registrant”), hereby certifies, for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge that:

(1)       the Annual Report of the Registrant on Form 10-K for the year ended January 31, 2009 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       the information contained in the Report fairly presents, in all material respects, the financial condition of the Registrant at the end of such year and the results of operations of the Registrant for such year.

Date: August 31, 2009	Firstgold Corp.

/s/ Terrence Lynch
Terrence Lynch
Chief Executive Officer

/s/ James Kluber
James Kluber
Chief Financial Officer